Financial Highlights S-1 Consolidated Balance Sheets S-2 Consolidated Statements of Comprehensive Income S-3 Consolidated Statements of Funds from Operations S-4 Owned Properties Results of Operations S-5 Same Store Owned Properties Operating Expenses S-6 Seasonality of Operations S-7 Owned Development Update S-8 Third-Party Development Update S-9 Management Services Update S-10 Capital Structure S-11 Interest Coverage S-12 Detail of Property Groupings S-13 Definitions S-14 Investor Information S-16 Table of Contents Q2 Supplemental Package July 25, 2022 Exhibit 99.2

Financial Highlights
($ in thousands, except share and per share data)

Operating Data	Three Months Ended June 30,				Six Months Ended June 30,			
	2022	2021	$ Change	% Change	2022	2021	$ Change	% Change
Total revenues	$ 245,658	$ 208,521	$ 37,137	17.8%	$ 519,404	$ 441,243	$ 78,161	17.7%
Operating income	35,073	19,437	15,636	80.4%	109,068	65,838	43,230	65.7%
Net income (loss) attributable to ACC	4,419	(9,402)	13,821	(147.0%)	43,602	6,216	37,386	601.4%
Net income (loss) per share - basic	0.03	(0.07)			0.31	0.04		
Net income (loss) per share - diluted	0.03	(0.07)			0.30	0.04		
Funds From Operations ("FFO") [1]	71,589	56,714	14,875	26.2%	177,665	137,875	39,790	28.9%
FFO per share - diluted [1]	0.51	0.41	0.10	24.4%	1.26	0.99	0.27	27.3%
Funds From Operations - Modified ("FFOM") [1]	76,801	58,770	18,031	30.7%	178,187	138,234	39,953	28.9%
FFOM per share - diluted [1]	0.54	0.42	0.12	28.6%	1.26	0.99	0.27	27.3%

Market Capitalization and Unsecured Notes Covenants [2]	June 30, 2022	December 31, 2021
Debt to total market capitalization	27.6%	30.5%
Net debt to EBITDA [3]	6.8x	7.3x
Unencumbered asset value to total asset value	89.0%	89.1%
Total debt to total asset value	38.3%	39.1%
Secured debt to total asset value	5.9%	5.9%
Unencumbered asset value to unsecured debt	274.8%	268.9%
Interest coverage [3]	4.2x	3.5x

1. Refer to page S-4 for a reconciliation to net income, the most directly comparable GAAP measure.
2. Refer to the definitions outlined on pages S-14 and S-15 for detailed definitions of terms appearing on this page.
3. Refer to calculations on page S-12, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

S-1

Consolidated Balance Sheets ($ in thousands) S-2 June 30, 2022 December 31, 2021 (unaudited) Assets Investments in real estate Owned properties, net $ 6,606,132 $ 6,676,811 On-campus participating properties, net 62,518 65,559 Investments in real estate, net 6,668,650 6,742,370 Cash and cash equivalents 45,460 120,351 Restricted cash 19,508 14,326 Student contracts receivable, net 13,727 14,187 Operating lease right of use assets 1 455,036 456,239 Other assets 1 236,432 227,113 Total assets $ 7,438,813 $ 7,574,586 Liabilities and equity Liabilities Secured mortgage and bond debt, net $ 533,514 $ 535,836 Unsecured notes, net 2,776,105 2,773,855 Unsecured term loan, net — 199,824 Unsecured revolving credit facility 135,000 — Accounts payable and accrued expenses 77,303 93,067 Operating lease liabilities 2 500,603 496,821 Other liabilities 2 131,778 173,898 Total liabilities 4,154,303 4,273,301 Redeemable noncontrolling interests 29,212 31,858 Equity American Campus Communities, Inc. and Subsidiaries stockholders' equity Common stock 1,394 1,391 Additional paid in capital 4,698,859 4,694,242 Common stock held in rabbi trust (3,801) (3,943) Accumulated earnings and dividends (1,582,281) (1,559,765) Accumulated other comprehensive loss (7,569) (14,547) Total American Campus Communities, Inc. and 3,106,602 3,117,378 Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 148,696 152,049 Total equity 3,255,298 3,269,427 Total liabilities and equity $ 7,438,813 $ 7,574,586 1. For purposes of calculating net asset value ("NAV") at June 30, 2022, the company excludes other assets of approximately $6.7 million related to net deferred financing costs on its revolving credit facility and the net value of in-place leases, as well as operating lease right of use assets disclosed above. 2. For purposes of calculating NAV at June 30, 2022, the company excludes other liabilities of approximately $33.2 million related to deferred revenue and fee income, as well as operating lease liabilities disclosed above.

Consolidated Statements of Comprehensive Income

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Three Months $ Change	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Six Months $ Change
Revenues						
Owned properties	$ 232,313	$ 199,623	$ 32,690	$ 485,361	$ 418,067	$ 67,294
On-campus participating properties	6,168	5,221	947	16,862	14,179	2,683
Third-party development services	4,147	866	3,281	11,029	2,825	8,204
Third-party management services	3,030	2,811	219	6,152	6,172	(20)
Total revenues	**245,658**	**208,521**	**37,137**	**519,404**	**441,243**	**78,161**
Operating expenses						
Owned properties	106,961	95,703	11,258	210,569	189,694	20,875
On-campus participating properties	3,929	3,279	650	7,930	6,569	1,361
Third-party development and management services	5,026	5,000	26	10,180	10,387	(207)
General and administrative [1]	16,872	12,093	4,779	27,170	23,221	3,949
Depreciation and amortization	70,978	68,741	2,237	141,530	136,858	4,672
Ground/facility leases	6,819	3,435	3,384	12,957	6,643	6,314
Other operating expenses [2]	—	833	(833)	—	2,033	(2,033)
Total operating expenses	**210,585**	**189,084**	**21,501**	**410,336**	**375,405**	**34,931**
Operating income	**35,073**	**19,437**	**15,636**	**109,068**	**65,838**	**43,230**
Nonoperating income (expenses)						
Interest income	407	352	55	967	572	395
Interest expense	(30,509)	(29,240)	(1,269)	(60,570)	(58,217)	(2,353)
Amortization of deferred financing costs	(1,626)	(1,418)	(208)	(3,240)	(2,737)	(503)
Other nonoperating income	577	157	420	757	157	600
Total nonoperating expenses	**(31,151)**	**(30,149)**	**(1,002)**	**(62,086)**	**(60,225)**	**(1,861)**
Income (loss) before income taxes	3,922	(10,712)	14,634	46,982	5,613	41,369
Income tax provision	(323)	(341)	18	(663)	(681)	18
Net income (loss)	**3,599**	**(11,053)**	**14,652**	**46,319**	**4,932**	**41,387**
Net loss (income) attributable to noncontrolling interests	820	1,651	(831)	(2,717)	1,284	(4,001)
Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders	**$ 4,419**	**$ (9,402)**	**$ 13,821**	**$ 43,602**	**$ 6,216**	**$ 37,386**
Other comprehensive income						
Change in fair value of interest rate swaps and other	2,261	1,351	910	6,978	3,869	3,109
Comprehensive income (loss)	**$ 6,680**	**$ (8,051)**	**$ 14,731**	**$ 50,580**	**$ 10,085**	**$ 40,495**
Net income (loss) per share attributable to ACC, Inc. and Subsidiaries common stockholders						
Basic	**$ 0.03**	**$ (0.07)**		**$ 0.31**	**$ 0.04**	
Diluted	**$ 0.03**	**$ (0.07)**		**$ 0.30**	**$ 0.04**	
Weighted-average common shares outstanding						
Basic	**139,463,165**	**138,048,659**		**139,350,929**	**137,884,442**	
Diluted	**141,066,184**	**138,048,659**		**140,624,028**	**139,139,383**	

1. The three and six months ended June 30, 2022 amounts include $0.2 million and $0.4 million in consulting, legal, and other costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting, respectively. The three and six months ended June 30, 2022 amounts also include $5.2 million of transaction costs incurred related to the Blackstone Merger Agreement executed on April 18, 2022. The three months ended June 30, 2021 amount includes $1.3 million in accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021. The six months ended June 30, 2021 amount includes $0.9 million in consulting, legal, and other costs incurred in relation to stockholder activism activities in preparation for the company's annual stockholders' meeting and $1.8 million in accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021.
2. The three and six months ended June 30, 2021 amounts include $0.8 million and $2.0 million related to the settlement of a litigation matter, respectively.

S-3

Consolidated Statements of Funds from Operations ("FFO")

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2022	2021	$ Change	2022	2021	$ Change
Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders	$ 4,419	$ (9,402)	$ 13,821	$ 43,602	$ 6,216	$ 37,386
Noncontrolling interests' share of net (loss) income	(820)	(1,651)	831	2,717	(1,284)	4,001
Joint Venture ("JV") partners' share of FFO						
JV partners' share of net loss (income)	818	1,634	(816)	(2,573)	1,334	(3,907)
JV partners' share of depreciation and amortization	(3,116)	(1,902)	(1,214)	(6,237)	(3,794)	(2,443)
	(2,298)	(268)	(2,030)	(8,810)	(2,460)	(6,350)
Total depreciation and amortization	70,978	68,741	2,237	141,530	136,858	4,672
Corporate depreciation [1]	(690)	(706)	16	(1,374)	(1,455)	81
FFO attributable to common stockholders and OP unitholders	**71,589**	**56,714**	**14,875**	**177,665**	**137,875**	**39,790**
Elimination of operations of on-campus participating properties ("OCPPs")						
Net loss (income) from OCPPs	749	1,135	(386)	(3,152)	(1,819)	(1,333)
Amortization of investment in OCPPs	(1,996)	(2,039)	43	(3,989)	(4,081)	92
	70,342	55,810	14,532	170,524	131,975	38,549
Modifications to reflect operational performance of OCPPs						
Our share of net cashflow [2]	635	534	101	1,068	673	395
Management fees and other	362	294	68	931	802	129
Contribution from OCPPs	997	828	169	1,999	1,475	524
Blackstone transaction costs [3]	5,235	—	5,235	5,235	—	5,235
Stockholder activism and other proxy advisory costs [4]	227	—	227	429	914	(485)
Elimination of litigation settlement expense [5]	—	833	(833)	—	2,033	(2,033)
Executive retirement charges [6]	—	1,299	(1,299)	—	1,837	(1,837)
Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders	**$ 76,801**	**$ 58,770**	**$ 18,031**	**$ 178,187**	**$ 138,234**	**$ 39,953**
FFO per share - diluted	**$ 0.51**	**$ 0.41**		**$ 1.26**	**$ 0.99**	
FFOM per share - diluted	**$ 0.54**	**$ 0.42**		**$ 1.26**	**$ 0.99**	
Weighted-average common shares outstanding - diluted	**141,066,184**	**139,766,038**		**141,053,324**	**139,643,100**	

1. Represents depreciation on corporate assets not added back for purposes of calculating FFO.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal), and capital expenditures which is included in ground/ facility leases expense in the accompanying consolidated statements of comprehensive income.
3. Represents transaction costs incurred in relation to the Blackstone Merger Agreement executed on April 18, 2022.
4. Represents consulting, legal, and other costs incurred in relation to stockholder activism activities in preparation for the company's 2021 and 2022 annual stockholders' meetings, which are included in general and administrative expenses in the accompanying consolidated statements of comprehensive income.
5. Represents expense associated with the settlement of a litigation matter, which is included in other operating expenses in the accompanying consolidated statements of comprehensive income.
6. Represents accelerated amortization of unvested restricted stock awards due to the retirement of the company's President in August 2021, which is included in general and administrative expenses in the accompanying consolidated statements of comprehensive income.

S-4

Owned Properties Results of Operations[1]
($ in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2022	2021	$ Change	% Change	2022	2021	$ Change	% Change
Owned properties revenues								
Same store properties	$ 215,981	$ 198,239	$ 17,742	8.9%	$ 455,620	$ 416,028	$ 39,592	9.5%
New properties	16,332	1,384	14,948		29,741	2,039	27,702	
Total revenues	**$ 232,313**	**$ 199,623**	**$ 32,690**	**16.4%**	**$ 485,361**	**$ 418,067**	**$ 67,294**	**16.1%**
Owned properties operating expenses								
Same store properties[2]	$ 99,221	$ 93,234	$ 5,987	6.4%	$ 195,590	$ 185,637	$ 9,953	5.4%
New properties	7,675	2,398	5,277		14,823	3,915	10,908	
Other[3]	65	71	(6)		156	142	14	
Total operating expenses	**$ 106,961**	**$ 95,703**	**$ 11,258**	**11.8%**	**$ 210,569**	**$ 189,694**	**$ 20,875**	**11.0%**
Owned properties net operating income (loss)								
Same store properties	$ 116,760	$ 105,005	$ 11,755	11.2%	$ 260,030	$ 230,391	$ 29,639	12.9%
New properties	8,657	(1,014)	9,671		14,918	(1,876)	16,794	
Other[3]	(65)	(71)	6		(156)	(142)	(14)	
Total net operating income	**$ 125,352**	**$ 103,920**	**$ 21,432**	**20.6%**	**$ 274,792**	**$ 228,373**	**$ 46,419**	**20.3%**

1. Refer to page S-13 for detail of our store groupings.
2. Refer to page S-6 for detail of same store operating expenses.
3. Includes professional fees related to the operation of consolidated joint ventures that are included in owned properties operating expenses in the accompanying consolidated statements of comprehensive income (refer to page S-3).

S-5

Same Store Owned Properties Operating Expenses [1,2]
($ in thousands, except per bed amounts)

	Three Months Ended June 30,							
	2022					2021		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 23,051	$ 240	$ (325)	(1.4%)	24%	$ 23,376	$ 244	24%
General & administrative and other	19,580	203	881	4.7%	20%	18,699	194	20%
Utilities	19,187	199	1,921	11.1%	19%	17,266	179	19%
Payroll	19,089	198	388	2.1%	19%	18,701	194	20%
Repairs and maintenance	10,958	114	2,872	35.5%	11%	8,086	84	9%
Insurance	4,029	42	447	12.5%	4%	3,582	37	4%
Marketing	3,327	35	(197)	(5.6%)	3%	3,524	37	4%
Total same store owned operating expenses	**$ 99,221**	**$ 1,031**	**$ 5,987**	**6.4%**	**100%**	**$ 93,234**	**$ 969**	**100%**
Same store owned beds	**96,234**							

	Six Months Ended June 30,							
	2022					2021		
	Total	Per Bed	$ Change From Prior Year	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 45,911	$ 478	$ (269)	(0.6%)	23%	$ 46,180	$ 480	25%
General & administrative and other	39,373	409	2,298	6.2%	20%	37,075	385	20%
Utilities	38,618	401	2,552	7.1%	20%	36,066	375	19%
Payroll	37,578	390	725	2.0%	19%	36,853	383	20%
Repairs and maintenance	19,157	199	3,568	22.9%	10%	15,589	162	8%
Insurance	7,808	81	1,004	14.8%	4%	6,804	71	4%
Marketing	7,145	74	75	1.1%	4%	7,070	73	4%
Total same store owned operating expenses	**$ 195,590**	**$ 2,032**	**$ 9,953**	**5.4%**	**100%**	**$ 185,637**	**$ 1,929**	**100%**
Same store owned beds	**96,234**							

1. Refer to the definition of operating expenses on page S-15 for a detailed description of items included in the various expense categories.
2. Refer to page S-13 for detail of our same store groupings.

S-6

Seasonality of Operations [1]
($ in thousands, except per bed amounts)

	Three Months Ended June 30, 2021	Three Months Ended September 30, 2021	Three Months Ended December 31, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	Total/Weighted Average-Last 12 Months
2022 Same Store Properties						
Average number of owned beds	96,234	96,234	96,234	96,234	96,234	96,234
Average physical occupancy for the quarter	*83.6%*	*86.3%*	*96.0%*	*95.6%*	*87.1%*	*91.2%*
Rental revenue per occupied bed per month [2]	$ 770	$ 778	$ 815	$ 815	$ 790	$ 800
Rental revenue	$ 185,955	$ 193,947	$ 225,994	$ 224,877	$ 198,672	$ 843,490
Other income [3]	12,284	16,181	14,271	14,762	17,309	62,523
Total revenue	$ 198,239	$ 210,128	$ 240,265	$ 239,639	$ 215,981	$ 906,013
Property operating expenses	93,234	112,632	96,119	96,369	99,221	404,341
Net operating income	$ 105,005	$ 97,496	$ 144,146	$ 143,270	$ 116,760	$ 501,672
Operating margin	*53.0%*	*46.4%*	*60.0%*	*59.8%*	*54.1%*	*55.4%*
2022 New Properties						
Average number of owned beds	3,625	5,284	5,284	6,268	7,250	6,022
Average physical occupancy for the quarter	*8.6%*	*70.2%*	*87.8%*	*83.1%*	*82.8%*	*81.2%*
Rental revenue per occupied bed per month [2]	$ 872	$ 778	$ 771	$ 826	$ 863	$ 815
Rental revenue	$ 816	$ 8,662	$ 10,728	$ 12,904	$ 15,548	$ 47,842
Other income [3]	568	623	579	505	784	2,491
Total revenue	$ 1,384	$ 9,285	$ 11,307	$ 13,409	$ 16,332	$ 50,333
Property operating expenses	2,398	4,479	4,592	7,148	7,675	23,894
Net operating (loss) income	$ (1,014)	$ 4,806	$ 6,715	$ 6,261	$ 8,657	$ 26,439
Operating margin	*(73.3%)*	*51.8%*	*59.4%*	*46.7%*	*53.0%*	*52.5%*
ALL PROPERTIES						
Average number of owned beds	99,859	101,518	101,518	102,502	103,484	102,256
Average physical occupancy for the quarter	*80.8%*	*85.5%*	*95.6%*	*94.8%*	*86.8%*	*90.7%*
Rental revenue per occupied bed per month [2]	$ 772	$ 778	$ 813	$ 816	$ 795	$ 801
Rental revenue	$ 186,771	$ 202,609	$ 236,722	$ 237,781	$ 214,220	$ 891,332
Other income [3]	12,852	16,804	14,850	15,267	18,093	65,014
Total revenue	$ 199,623	$ 219,413	$ 251,572	$ 253,048	$ 232,313	$ 956,346
Property operating expenses	95,632	117,111	100,711	103,517	106,896	428,235
Net operating income	$ 103,991	$ 102,302	$ 150,861	$ 149,531	$ 125,417	$ 528,111
Operating margin	*52.1%*	*46.6%*	*60.0%*	*59.1%*	*54.0%*	*55.2%*
Other [4]						
Total revenue	$ —	$ —	$ —	$ —	$ —	$ —
Property operating expenses	71	65	67	91	65	288
Net operating loss	$ (71)	$ (65)	$ (67)	$ (91)	$ (65)	$ (288)

1. Refer to page S-13 for detail of our store groupings.
2. Rental revenue per occupied bed per month is calculated based upon our net student rental revenue earned during the respective quarter divided by average monthly occupied beds over the periods presented.
3. Other income is all income other than net student rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, and the provision for uncollectible accounts.
4. Includes costs related to the operation of consolidated joint ventures as noted on page S-5.

S-7

Owned Development Update
($ in thousands)

DISNEY COLLEGE PROGRAM COMPLETED PHASES

University / Market Served	Project	Location	Project Type	Beds [1]		Total Project Cost [1 2]	Opened for Occupancy
Walt Disney World® Resort	Disney College Program Phases I - II	Orlando, FL	ACE	1,627	$	108,500	May & Aug 2020
	Disney College Program Phase III	Orlando, FL	ACE	984		54,400	January 2021
	Disney College Program Phase IV	Orlando, FL	ACE	1,521		84,500	May 2021
	Disney College Program Phase V	Orlando, FL	ACE	1,152		71,900	July 2021
	Disney College Program Phase VI	Orlando, FL	ACE	739		49,800	January 2022
	Disney College Program Phases VII A - B	Orlando, FL	ACE	1,472		81,400	March & May 2022
				7,495	**$**	**450,500**	

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION [3]

University / Market Served	Project	Location	Project Type	Beds [1]		Estimated Project Cost [2]		Total Costs Incurred as of June 30, 2022	Scheduled Occupancy
Walt Disney World® Resort	Disney College Program Phase VIII	Orlando, FL	ACE	736	$	41,400	$	37,721	Aug 2022
	Disney College Program Phases IX-X [4]	Orlando, FL	ACE	2,209		122,700		104,531	Jan & May 2023
				2,945	**$**	**164,100**	**$**	**142,252**	

1. Beds and total project costs per phase amounts may vary from those previously disclosed due to early deliveries of beds at certain phases.
2. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities or ground lessors. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. Total and Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the ground lessors.
3. Does not include land parcels in thirteen markets totaling $90.8 million.
4. Phase IX, with estimated project costs of $81.5 million and 1,473 beds, is scheduled for occupancy in January 2023. Phase X, with estimated project costs of $41.2 million and 736 beds, is scheduled for occupancy in May 2023.

S-8

Third-Party Development Update
($ in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2022	2021	$ Change	2022	2021	$ Change
Development services revenue[1]	$ 4,147	$ 866	$ 3,281	$ 11,029	$ 2,825	$ 8,204

CONTRACTED PROJECTS IN PROGRESS

University Served	Project	Location	Beds	Total Fees	Fees Earned as of June 30, 2022	Fees Earned in Current Year	Remaining Fees as of June 30, 2022	Scheduled Completion
Georgetown University	Capitol Campus Housing	Washington, D.C.	476	$ 3,000	$ 2,788	$ 436	$ 212	August 2022
Concordia University	Phase II	Austin, TX	235	1,300	1,200	241	100	August 2022
Princeton University	Lake Campus Graduate Housing	Princeton, NJ	604	6,000	3,488	951	2,512	August 2023
Drexel University	Kelly Hall Renovation	Philadelphia, PA	410	1,900	1,216	199	684	August 2023
University of California, Irvine	Phase V	Irvine, CA	1,077	5,700	2,735	768	2,965	September 2023
University of Texas at Austin	Graduate Housing	Austin, TX	784	4,500	2,345	2,345	2,155	July 2024
Massachusetts Institute of Technology	Family & Graduate Housing	Cambridge, MA	676	9,800	5,168	5,168	4,632	August 2024
			4,262	$ 32,200	$ 18,940	$ 10,108	$ 13,260	

ON-CAMPUS AWARD PIPELINE [2]

University Served	Project	Location	Anticipated Financing Structure	Anticipated Commencement	Targeted Completion	Estimated Fees
Emory University	Graduate Housing	Atlanta, GA	Third-party	2022 / 2023	Fall 2024 / 2025	$3,225
University of California, Berkeley	Albany Village Graduate Housing	Berkeley, CA	ACE	2022	Fall 2024	N/A
	Upper Hearst Development for the Goldman School of Public Policy	Berkeley, CA	Third-party	2023	Summer 2025	$3,000
	Master Development - future phases [3]	Berkeley, CA	TBD	TBD	TBD	TBD
Purdue University	Purdue University Research Foundation	West Lafayette, IN	Third-party	2022 / 2023	Fall 2024 / 2025	$4,200
Northeastern University	Phase II	Boston, MA	ACE	Q1 / Q2 2023	Fall 2025	N/A
University of Toledo [4]	Housing System Modernization, Renovation & Monetization	Toledo, OH	Third-party	TBD	TBD	TBD
University of California, Riverside	Master Development - future phases [3]	Riverside, CA	TBD	TBD	TBD	TBD
Virginia Commonwealth University	Honors College Housing	Richmond, VA	TBD	TBD	TBD	TBD
West Virginia University	Master Development [3]	Morgantown, WV	TBD	TBD	TBD	TBD

1. The six months ended June 30, 2022 and 2021 amounts include $0.8 million and $0.4 million, respectively, of revenue related to cost savings on previously completed projects.
2. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Anticipated commencement and targeted completion dates for certain projects have been delayed due to disruption associated with COVID-19.
3. These projects include awards to develop multiple phases to be completed over several years. The scope, transaction structure, feasibility, fees, and timing will be determined on a phase by phase basis.
4. The scope of the proposed project may involve a combination of refinancing, new construction, extensive renovation, refurbishment and/or modernization of existing on-campus university housing facilities.

S-9

Management Services Update
($ in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2022	2021	$ Change	2022	2021	$ Change
Management services revenue	$ 3,030	$ 2,811	$ 219	$ 6,152	$ 6,172	$ (20)

NEW / PENDING MANAGEMENT CONTRACTS

University Served	Project	Location	Approximate Beds	Stabilized Annual Fees [1]	Actual or Anticipated Commencement
University of Toledo [2]	Various	Toledo, OH	2,730	$ 700	June 2022
Morgan State University	Morgan View Phase II	Baltimore, MD	670	200	August 2022
Princeton University	Lake Campus Graduate Housing	Princeton, NJ	604	190	August 2023
University of California, Irvine	Phase V	Irvine, CA	1,077	440	September 2023
			5,081	**$ 1,530**	

DISCONTINUED MANAGEMENT CONTRACTS

University Served	Project	Location	Beds	2022 Fee Contribution Prior to Termination	Discontinued As Of
Disney College Program [3]	Various	Orlando, FL	3,771	$ 21	March 2022
Columbus State University	Independence Place	Columbus, GA	555	38	March 2022
Temple College	University Courtyard Apartments	Temple, TX	280	28	June 2022
			4,606	**$ 87**	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. Represents the approximate number of beds and estimated stabilized fee upon the completion of refinancing, new construction, extensive renovation, refurbishment and/or modernization of existing on-campus university housing facilities.
3. Represents legacy housing for Disney College Program participants, which has been replaced by the various phases of the company's *Walt Disney World*® Resort owned development project (see page S-8).

S-10

Capital Structure as of June 30, 2022[1]

($ in millions, except per share data)

Market Capitalization & Unsecured Notes Covenants		
Total Debt[2]	$	3,469
Total Equity Market Value[3]		9,094
Total Market Capitalization		12,563
Debt to Total Market Capitalization		27.6%
Net Debt to EBITDA[4]		6.8x
Total Asset Value[5]	$	9,060
Unencumbered Asset Value		8,065
Unencumbered Asset Value to Total Asset Value		89.0%

	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	38.3%
Secured Debt to Total Asset Value	≤ 40%	5.9%
Unencumbered Asset Value to Unsecured Debt	> 150%	274.8%
Interest Coverage[4]	> 1.5x	4.2x

		Principal Outstanding[2]	Weighted Average Interest Rate	Average Term To Maturity
Mortgage Loans[6]	$	460	4.1%[7]	4.8 Yrs
Unsecured Revolving Credit Facility		135	2.7%	2.9 Yrs
Unsecured Notes[8]		2,800	3.5%	5.0 Yrs
On-Campus Participating Properties		74	4.2%	13.9 Yrs
Total/Weighted Average	**$**	**3,469**	**3.5%**	**5.1 Yrs**

Variable Rate Debt as % of Total Debt[8] **3.9%**

Debt Maturity Schedule



Unsecured Notes
Unsecured Revolving Credit Facility
Mortgage Loans
On-Campus Participating Properties
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
$6
$400
$130
$400
$6
$135
$400
$400
$24
$330
$400
$400
$38
$400

Weighted Average Interest Rate Of Debt Maturing Each Year

	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031+
Fixed Rate Debt	N/A	3.8%	4.2%	N/A	3.7%	3.6%	4.1%	2.3%	2.9%	3.9%
Total Debt	N/A	3.8%	4.2%	2.9%	3.7%	3.6%	4.0%	2.3%	2.9%	3.9%

1. Refer to the definitions outlined on pages S-14 and S-15 for detailed definitions of terms appearing on this page.
2. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $0.4 million, unamortized original issue discount on unsecured notes of $4.9 million, and unamortized deferred financing costs of $20.0 million.
3. Based on share price of $64.47 and fully diluted share count of 141,060,479 as of June 30, 2022. Assumes conversion of 406,574 common and preferred Operating Partnership units and 1,170,873 unvested restricted stock awards.
4. Refer to calculations on page S-12, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.
5. Excludes accumulated depreciation of $2.2 billion, receivables and intangible assets, net of accumulated amortization of $83.6 million, and lease-related right of use assets of $455.0 million.
6. Includes $330.0 million of mortgage debt related to the ACC / Allianz joint venture of which the company has a 55% interest.
7. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.2%.
8. The company's variable rate debt consists of the unsecured revolving credit facility and $0.4 million of mortgage debt at one of our on-campus participating properties.

S-11

Interest Coverage [1]
($ in thousands)

	Three Months Ended				
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	Last Twelve Months
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	$ (11,439)	$ 40,712	$ 39,183	$ 4,419	$ 72,875
Net (loss) income attributable to noncontrolling interests	(1,920)	999	3,537	(820)	1,796
Interest expense	29,271	30,305	30,061	30,509	120,146
Income tax provision	340	340	340	323	1,343
Depreciation and amortization	69,445	69,294	70,552	70,978	280,269
Amortization of deferred financing costs	1,470	1,617	1,614	1,626	6,327
Share-based compensation	4,693	3,531	4,294	3,995	16,513
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA")	**$ 91,860**	**$ 146,798**	**$ 149,581**	**$ 111,030**	**$ 499,269**
Pro-forma adjustments to EBITDA [2]					6,691
Adjusted EBITDA					**$ 505,960**
Interest expense from consolidated statement of comprehensive income	$ 29,271	$ 30,305	$ 30,061	$ 30,509	$ 120,146
Amortization of mortgage debt premiums/discounts	366	131	38	38	573
Capitalized interest	1,849	1,874	1,586	1,226	6,535
Change in accrued interest payable	7,346	(8,617)	7,279	(8,886)	(2,878)
Cash Interest Expense	**$ 38,832**	**$ 23,693**	**$ 38,964**	**$ 22,887**	**$ 124,376**
Pro-forma adjustments to Cash Interest Expense [2]					(3,326)
Adjusted Interest Expense					**$ 121,050**
Interest Coverage					**4.2x**

1. Refer to pages S-14 and S-15 for detailed definitions of terms appearing on this page.
2. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

S-12

Detail of Property Groupings
As of June 30, 2022

	2022 Grouping				2023 Grouping			
	Same Store Properties		New Properties		Same Store Properties		New Properties	
	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds
Properties Purchased or Developed Prior to January 1, 2021	159	96,234			159	96,234		
2020 Development Deliveries [1]			1	1,627			1	1,627
2021 Development Deliveries [1]			—	3,657			—	3,657
2022 Development Deliveries [1]			—	2,947			—	2,947
2023 Development Deliveries [1]			—	2,209			—	2,209
Total Owned Properties	**159**	**96,234**	**1**	**10,440**	**159**	**96,234**	**1**	**10,440**

Grand Total # of Owned Properties (All Groupings)	**160**
Grand Total Owned Design Beds (All Groupings)	**106,674**

Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included.

2022: The 2022 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2022 and 2021. This same store grouping will be used for purposes of presenting our 2022 same store operating results.

2023: The 2023 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2023 and 2022. This same store grouping will be used for purposes of presenting our 2023 same store operating results.

1. The Disney College Program project will be delivered in multiple phases over several years with initial deliveries occurring in 2020 and full development completion anticipated in 2023. All phases are counted as one property in the table above. As of June 30, 2022, seven phases totaling 7,495 beds were open for occupancy. All phases of the Disney College Program project will be included in our same store results as one property beginning in 2025 once all ten phases have been completed and operating for two full calendar years.

S-13

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, and other items, as we determine in good faith, that do not reflect our core operations on a comparative basis. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including an allocation of costs related to corporate management and oversight. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-14

Definitions On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Operating Expenses General & administrative and other expenses include security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, food service, and other miscellaneous expenses. Utilities expense represents gross expenses prior to any recoveries from tenants, which are reflected in owned properties revenues. Payroll expense includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff. Repairs and maintenance expense includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process. Marketing expense includes costs related to property marketing campaigns associated with our ongoing leasing efforts. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design Beds less beds used by on-site staff. Same Store Grouping Properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Includes the full operating results of properties owned through joint ventures in which the company has a controlling financial interest and which are consolidated for financial reporting purposes. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables, intangibles, and right of use assets, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including finance leases and excluding mark-to-market premiums/ discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. S-15

Investor Information

Executive Management

Bill Bayless	Chief Executive Officer
Jennifer Beese	President & Chief Operating Officer
Daniel Perry	Chief Financial Officer
William Talbot	Chief Investment Officer
Kim Voss	Chief Accounting Officer

Research Coverage

Jeffery Spector / Joshua Dennerlein	BofA Securities	(646) 855-1363 / (646) 855-1681	jeff.spector@bofa.com / joshua.dennerlein@bofa.com
Neil Malkin	Capital One	(571) 633-8191	neil.malkin@capitalone.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Derek Johnston / Tom Hennessy	Deutsche Bank Securities, Inc.	(212) 250-5683 / (212) 250-4063	derek.johnston@db.com / tom.hennessy@db.com
Steve Sakwa / Samir Khanal	Evercore ISI	(212) 446-9462 / (212) 888-3796	steve.sakwa@evercoreisi.com / samir.khanal@evercoreisi.com
Chandni Luthra	Goldman Sachs	(212) 902-5533	chandni.luthra@gs.com
John Pawlowski / Alan Peterson	Green Street Advisors	(949) 640-8780 / (949) 640-8780	jpawlowski@greenstreetadvisors.com / apeterson@greenstreetadvisors.com
Anthony Paolone / Nahom Tesfazghi	J.P. Morgan Securities	(212) 622-6682	anthony.paolone@jpmorgan.com / nahom.tesfazghi@jpmchase.com
Austin Wurschmidt	KeyBanc Capital Markets	(917) 368-2311	awurschmidt@key.com
Alexander Goldfarb	Piper Sandler & Co.	(212) 466-7937	alexander.goldfarb@psc.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Corporate Headquarters

American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738

Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampus.com

Investor Relations

Ryan Dennison
SVP, Capital Markets and Investor Relations

(512) 732-1000
rdennison@americancampus.com

S-16

Non-GAAP Financial Measures This presentation contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization (“EBITDA”), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). Refer to Definitions for a detailed explanation of terms appearing in the supplement. The company presents this financial information because it considers each item an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. These measures should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of the company's financial performance or to cash flow from operating activities computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions. Additional Information and Where to Find It In connection with the proposed transaction with Blackstone, ACC has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A, and has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACC ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACC FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement and any other documents filed by ACC with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or at ACC’s website at www.americancampus.com or by writing to American Campus Communities, Inc., Attention: Investor Relations, 12700 Hill Country Boulevard, Suite T-200, Austin, TX 78738. Cautionary Statement Regarding Forward Looking Statements Some of the statements contained in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward- looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this release reflect ACC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of ACC that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; risks that the proposed transaction disrupts ACC’s current plans and operations or diverts the attention of ACC’s management or employees from ongoing business operations; the risk of potential difficulties with ACC’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that ACC’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of ACC’s common stock. While forward-looking statements reflect ACC’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. ACC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause ACC’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in ACC’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the other periodic reports ACC files with the SEC. Non-GAAP Financial Measures and Other Information